                                                                      EXHIBIT 17

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                            BERGER IPT - GROWTH FUND

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

        THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       BERGER INSTITUTIONAL PRODUCTS TRUST

         As of January 7, 2003, the Record Date, you are entitled to give voting instructions to your Insurance Company or Qualified Plan (the "Shareholders") relative to the proposals, as described in the accompanying Proxy Statement and Prospectus, to be voted upon at the Special Meeting of Shareholders of the Berger IPT - Growth Fund (the "Fund") to be held on March 7, 2003 for each of your investment positions as represented by the enclosed Voting Instruction Form.

         All properly executed voting instructions will be voted as directed herein by the signing Contract Owner(s). If no direction is given when the duly executed voting instruction is returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

            ---------------------------------------------------------

         THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 1:      Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of Berger IPT - Growth Fund to the Janus Aspen Series Growth
                 Portfolio. Such transfer will be made in exchange for Institutional Shares of Janus Aspen Series Growth Portfolio and the shares so received will be distributed to shareholders of Berger IPT - Growth Fund.

                        [ ] For            [ ] Against       [ ] Abstain

Proposal 2:      Ratify an interim Investment Advisory Agreement with Janus
                 Capital Management LLC for Berger IPT - Growth Fund

                        [ ] For            [ ] Against       [ ] Abstain

         The undersigned acknowledges receipt with this Voting Instruction of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this Voting Instruction should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2003




---------------------------------------  ---------------------------------------
Signature                                Signature

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                       BERGER IPT - LARGE CAP GROWTH FUND

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

        THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       BERGER INSTITUTIONAL PRODUCTS TRUST

         As of January 7, 2003, the Record Date, you are entitled to give voting instructions to your Insurance Company or Qualified Plan (the "Shareholders") relative to the proposals, as described in the accompanying Proxy Statement and Prospectus, to be voted upon at the Special Meeting of Shareholders of the Berger IPT - Large Cap Growth Fund (the "Fund") to be held on March 7, 2003 for each of your investment positions as represented by the enclosed Voting Instruction Form.

         All properly executed voting instructions will be voted as directed herein by the signing Contract Owner(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

            ---------------------------------------------------------

         THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 1:      Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of Berger IPT - Large Cap Growth Fund to the Janus Aspen Series
                 Growth and Income Portfolio. Such transfer will be made in exchange for Institutional Shares of Janus Aspen Series Growth and Income Portfolio and the shares so received will be distributed to shareholders of Berger IPT - Large Cap Growth
                 Fund.

                        [ ] For             [ ] Against         [ ] Abstain


Proposal 2:      Ratify an interim Investment Advisory Agreement with Janus
                 Capital Management LLC for Berger IPT - Large Cap Growth Fund

                        [ ] For             [ ] Against         [ ] Abstain

         The undersigned acknowledges receipt with this Voting Instruction of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this Voting Instruction should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2003


------------------------------------   -----------------------------------------
Signature                              Signature

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                         BERGER IPT - INTERNATIONAL FUND

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

        THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       BERGER INSTITUTIONAL PRODUCTS TRUST

         As of January 7, 2003, the Record Date, you are entitled to give voting instructions to your Insurance Company or Qualified Plan (the "Shareholders") relative to the proposal, as described in the accompanying Proxy Statement and Prospectus, to be voted upon at the Special Meeting of Shareholders of the Berger IPT - International Fund (the "Fund") to be held on March 7, 2003 for each of your investment positions as represented by the enclosed Voting Instruction Form.

         All properly executed voting instructions will be voted as directed herein by the signing Contract Owner(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

            ---------------------------------------------------------

         THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

Proposal 1:      Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of Berger IPT - International Fund to the Janus Aspen Series
                 International Growth Portfolio. Such transfer will be made in exchange for Institutional Shares of Janus Aspen Series
                 International Growth Portfolio and the shares so received will be distributed to shareholders of Berger IPT - International
                 Fund.

                     [ ] For           [ ] Against         [ ] Abstain

         The undersigned acknowledges receipt with this Voting Instruction of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this Voting Instruction should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2003



-----------------------------------    -----------------------------------------
Signature                              Signature